HYSTER
Yale
Yale
HYSTER

HYSTER-YALE
MATERIALS HANDLING

Background Information October 30, 2014 1 Exhibit 99.2

Safe Harbor Statement
The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management. The Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations include, without limitation, reduction in demand for lift trucks and related aftermarket parts and service on a global basis, the ability of dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, the political and economic uncertainties in Eastern Europe and Brazil, customer acceptance of pricing, delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which the Company operates and/or sells products, delays in manufacturing and delivery schedules, bankruptcy of or loss of major dealers, retail customers or suppliers, customer acceptance of, changes in the costs of, or delays in the development of new products, introduction of new products by, or more favorable product pricing offered by, competitors, product liability or other litigation, warranty claims or returns of products, the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, changes mandated by federal, state and other regulation, including health, safety or environmental legislation and delays in or increased costs associated with the Brazil plant construction and other risks identified in the Company’s Annual Report on Form 10-K and other filings with the Securities and
Exchange Commission. Many of these factors are outside of the Company’s control.

Mission Statement
Be a leading globally integrated designer,
manufacturer and marketer of a complete range of
high quality, application-tailored lift trucks, offering
the lowest cost of ownership, outstanding parts
and service support and the best overall value

Hyster-Yale Overview
Leading global lift truck manufacturer in terms of units sold
– #3 globally in 2013
– Large installed base that drives parts sales
– Over 815,000 units worldwide
– Sales of more than 85,500 units in 2013
– Sales of >4,200 units at SN JV in Japan & Asia in 2013
Diverse customer and application base
Global independent dealer network
Comprehensive, updated global product line
Globally integrated operations with economies of scale
Experienced management team
_____________________
(1) Represents Hyster-Yale North American unit shipments by industry.
(2) Includes Big Truck sales that represent 5.1% of total sales.
2013 Sales by Geography
2013 Retail Shipments by End Market
(1)
2013 Worldwide Sales by Product
Key Highlights
Global Footprint
Americas
66%
Europe, Africa &
Middle East
26%
Asia-Pacific
8%
Internal
Combustion
Engine Units
(2)
55%
Electric Units
27%
Parts
13%
Other
5%
Manufacturing
28%
Wholesale
Distribution
14%
Food & Beverage
14%
Rental
10%
Home Centers/
Retail
10%
Freight & Logistics
9%
Paper
7%
Other
8%

Geographically balanced manufacturing structure reduces working capital requirements, currency exposure and freight costs, while driving enhanced returns on capital
Certified ISO 9001:
Registration
Certified ISO 14001 – Environmental
Demand Flow Technology (DFT)
Strategically located fabrication and assembly footprint using lean processes
Hyster-Yale’s Global Manufacturing Footprint
Ramos Arizpé, Mexico
Manufacture of component
parts for lift trucks
Sulligent, Alabama
Manufacture of component
parts for lift trucks
Berea, Kentucky
Assembly of lift trucks and
manufacture of component parts
Greenville, NC
Divisional headquarters and
marketing and sales operations
for Hyster and Yale in Americas;
Americas warehouse
development center; assembly of
lift trucks and manufacture of
component parts
Sao Paulo, Brazil
Assembly of lift trucks and
marketing operations for Brazil
Craigavon, N. Ireland
Manufacture of lift
trucks; cylinder and mast
fabrication and assembly
for Europe
Nijmegen, Netherlands
Big trucks development
center; manufacture and
assembly of big trucks and
component parts; European
parts distribution center
Masate, Italy
Assembly of lift trucks;
European warehouse
development center
Shanghai, China (JV)
Assembly of lift trucks by
Shanghai Hyster joint
venture and marketing
operations of China
Cavite, Philippines
Manufacture components
for Sumitomo Nacco JV
Cleveland, Ohio
Hyster-Yale corporate
headquarters
Danville, Illinois
Americas parts
distribution center
Irvine, Scotland
European administrative
center
Hanoi, Vietnam
Manufacture
components for
Sumitomo NACCO JV
Sydney, Australia
Divisional headquarters and sales
and marketing for Asia-Pacific
Pune, India
Engineering design
services
Manufacturing and Assembly
Sales, Marketing and Administrative
Charlotte, North Carolina
Customer experience and training
center
Frimley, Surrey UK
Divisional
headquarters,
European executive
center and marketing
and sales operations for
Hyster and Yale in
Europe
Kuala Lumpur, Malaysia
Asia support office
Obu, Japan (JV)
Assembly and distribution
capabilities for Sumitomo
Nacco JV
Fairview, Oregon
Global executive administrative center; counterbalanced
development center for design and testing of lift trucks,
prototype equipment and component parts
2000 – Global

Class Capacity Range Description / Illustrative Application
Class I 1 ton – 5.5 tons
Electric counterbalanced trucks used in warehousing and manufacturing operations where noise or fuel emissions are undesirable
A distribution center customer uses a Class I truck to move pallets from one trailer to another
Class II 1.5 tons – 6 tons
Electric narrow aisle trucks used indoors to handle high-density storage of materials in narrow-aisled buildings
Retail and warehouse customers rely on Class II trucks to pick orders off their shelves
Class III 1.5 tons – 8 tons
Electric hand trucks used indoors and outdoors for applications requiring the user to select and transport materials
Retail customers use Class III trucks to move pallets of goods to their store aisles
Class IV 1 ton – 7 tons
Internal combustion engine counterbalanced trucks with cushion tires used indoors in warehousing and manufacturing operations and outdoors on smooth surfaces. Utility, standard and premium models for different customer applications.
A customer relies on Class IV trucks to move heavy parts on a pallet from the machining area in a factory to assembly
Class V 1 ton – 8 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in warehousing and manufacturing operations. Utility, standard and premium models to address different customer applications.
A warehouse or manufacturer relies on Class V trucks to move coils of steel from the mill to a storage area
Class V Big
Trucks
8 ton – 52 tons
Internal combustion engine counterbalanced trucks with pneumatic tires used indoors and outdoors in ports and heavy manufacturing operations
A port relies on Class V Big Trucks to move containers from the port to a rail area
Comprehensive Updated Global Product Line

MAERSK
IKEA
ANHEUSER BUSCH
BOEING
CEVA
CHRYSLER
CarterHoltHarvey
COSTCO.COM
TOLL
RENAULT
Con-way
Ford
GE
Heineken
Heinz
Kellogg's
pepsi
VISY FOR A BETTER WORLD

HYSTER-YALE MATERIALS HANDLING

Distribution Channel Strength and Diverse
Customer Base
Blue Chip Customer Base National Accounts Profile
Dealer Profile
Represented in 131 countries
344 independent dealerships serving every region in the world
– Approximately 2,400 sales people
– Approximately 11,300 service technicians
– Approximately 1,200 locations
Number of Dual Brand Dealers:  29
Focused on strategic customers with centralized
purchasing and geographically dispersed operations
across dealer territories
Fleet Management Program provides customers
with value-added services that include aftermarket
parts, service and comprehensive management of
materials handling operations

Parts and Service Contribution to
Hyster-Yale’s and Dealers’ Profitability
Growing unit field population of approximately 815,000 units globally at 12/31/13
Hyster-Yale realizes significant additional margin from service parts over the life of the truck
Also critical to the success of our Independent Dealers:
– Parts and Service are significant components of a typical dealer’s revenue and margin
Parts
Service
Rental
Units
Dealer Sales
Parts
Service
Rental
Units
Dealer Margin

HYSTER-YALE
MATERIALS HANDLING

HYSTER-YALE
MATERIALS HANDLING

Economic Engine is Driven by Unit Volume
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Basic Business Areas
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Drivers of long term competitive advantage

Operating Profit Trends
Operating Profit $ and % of Sales
($ in millions)
Mid-Cycle Market
$57.3
$111.7
$134.3
$132.9
(2)
$150.6
(1)
2.1%
4.5%
5.0%
4.8%
0.0%
2.0%
4.0%
6.0%
$25
$50
$75
$100
$125
$150
2007 2012 2013 LTM 9/30/14
5.4%
Prior Cycle Market Peak
(1) Operating Profit as reported
(2) Operating Profit excluding the $17.7 million gain on sale from the Brazil land and facility is a non-GAAP measure and should not be considered in isolation or as a substitute for the GAAP measure. Management believes that this measure assists the investor in understanding the results of operations.

Premium
Standard
Utility
Duty Cycle

HYSTER-YALE
MATERIALS HANDLING

Products
Comprehensive, updated global product line
Product Development focus on delivering Low Cost of Ownership based on customer applications:
–
Deliver Tier 4 solutions
–
Electric product with “ICE Like” performance
–
Integrate advanced technology solutions:  Lithium Ion, Hybrid, Fuel Cell
–
Utility and Standard models designed to best fit needs of lower duty cycles
Manufacturing
Globally integrated, lean operations with economies of scale
Assemble in market of sale
Continuous efficiency improvements
DFT implementation in Brazil and Japan in 2014/2015
Supply Chain
Highly flexible low cost supply chain
Low cost country sourcing > 30%
Number of production suppliers reduced by > 50% since 2007
~ 80% improvement in delivered supplier quality (defects per million)
Ongoing Transformation of Business
Global Factory Productivity
Supplier quality
55%
65%
75%
2009 2010 2011 2012 2013
0
1,000
2,000
3,000
2009 2010 2011 2012 2013

3.0%
2.0%
1.0%
0.0%
2009
2010
2011
2012
2013

100%
75%
50%
25%
0%
Americas
EMEA
Asia Pacific

80
70
60
50
40
2009
2010
2011
2012
2013

Revenue Growth ($b)
3.5
3.0
2.5
2.0
1.5
1.0
2009
2010
2011
2012
2013

HYSTER-YALE MATERIALS HANDLING

C:\Users\DRudow\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\4X468KCN\Investor Presentation May 2014 042914.pptx 04/29/14 8:21 pm
Quality
50% decrease in standard warranty costs in North America since 2009
Initial quality has improved in North America by >40% since 2009
Model year update to ensure smooth implementation of upgrades
Distribution
Network
Only major manufacturer with exclusive independent distribution
Dealer excellence programs drive continuous improvement
Entrepreneurial leadership
Industry-leading National Accounts program
Aftermarket
Excellence
Expanding fleet under management
Deployed service life-cycle management system
Deployed market-based pricing system / Low-cost country sourcing
Meeting dealer demands for all makes
Investing for
Growth
Marketing organization focused on product and industry solutions
Sales teams expanded / focus on product segments
National Accounts organization building global strength
Ongoing Transformation of Business
Full Service Management Units (000)
Warranty Costs (% of Sales)
Distribution “% restructured”

✓	✓
		✓
		✓
	✓	✓
	✓	✓

HYSTER-YALE MATERIALS HANDLING

Five Key Strategic Initiatives to Drive Margins and
Market Share Over the Next 3 - 5 Years
Unit Margin Unit Share
Masters of the World of Low Cost Ownership
Significantly Improve Warehouse Business
Position
Enhance Independent Distribution
Succeed in Asian Markets
Enhanced Understanding of Customer Needs to
Drive Tailored Solutions

Key Strategic Initiatives and Supplemental
Programs Drive Sustainable Long Term Growth
Strong Dealer and Customer Loyalty  drive
increasing share, a growing population and
increased service and parts revenues, which
lead to strong profitability
Strategic Initiatives
Supplemental Initiatives
Low Cost of Ownership
Understand Needs of
Customers
Enhanced Sales and
Marketing Organization
Big Truck Focus
Succeed in Asia
Crack the Code in Warehouse
Leaders in Independent
Distribution

'03 – '13: 4.1% CAGR
$3,000
$2,000
$1,000
$0
$1,780
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,774
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 LTM

HYSTER-YALE MATERIALS HANDLING

15 Historical Revenue Revenue ($ in millions) _____________________ (1) As of September 30, 2014. (1)

$150
$100
$50
$0
$122
$39
$39
$109
$127
$69
2009
2010
2011
2012
2013
9/30/14 LTM

2.0x
1.5x
1.0x
0.5x
0.0x
0.0x
0.2x
9/30/14

Strong Free Cash Generation and Conservative
Capital Structure
Strong cash generation with $436 million cumulative cash flow before financing from 2009 to 2013
Conservative capital structure as of 9/30/14 with debt of $38.3 million and cash of
$97.9 million
_____________________
($ in millions)
Net Debt Gross Debt
Cash Flow before Financing (1) Debt / LTM EBITDA (2)
Stability to weather market changes with significant flexibility for growth
(1)
Cash Flow before Financing is defined as cash from operating activities less cash from investing activities.
(2)    EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures.  For the related reconciliation to the GAAP measure see page 20.

Rationale for Investing in Hyster-Yale…
1) Leading position in growing industry benefiting from globalization and worldwide economic recovery and development
2) Premier brands, comprehensive global product line and exclusive, global independent distribution network
3) Strong economic engine driven by volume economies of scale
4) Focused strategic initiatives to gain market share and enhance margins over next 3 – 5 years
5) Strong balance sheet, financial flexibility and attractive returns on capital employed
6) High potential for partnership and consolidation opportunities
7) Focused investment in capital goods sector with growth opportunity:
a) In developed countries from exposure to goods movement, distribution and warehousing
b) In developing countries (Brazil, Eastern Europe, India and Asia) from exposure to industrialization

Key Investment Highlights
Leading Market
Share in Materials
Handling
Comprehensive
Global Product Line
Large Installed
Base Worldwide
Established
Brand Strength
Global
Independent Dealer
Network
Long-Term
Relationships
with Diverse
Customer Base
Experienced
Management Team
Modest Leverage
& Strong
Cash Flow
High-Impact
Strategic Initiatives
Continuous Focus on
Product Development
and Innovation
Worldwide
Economies
of Scale
Highly Flexible,
Low Cost Supply Chain
and Efficient Operating
Structure
Global Scope of
Lean Manufacturing

HYSTER
HYSTER
45-31CH
Yale
HYSTER
Yale

HYSTER-YALE
MATERIALS HANDLING

Appendix 30

Non-GAAP Reconciliation
Year Ended December 31 Qtr.
Trailing 12
Months
2009 2010 2011 2012 2013 9/30/14 9/30/14
Reconciliation of EBITDA
Net income (loss) attributable to stockholders ($43.1) $32.4 $82.6 $98.0 $110.0 $28.4 $109.1
Noncontrolling interest income (loss) (0.1) (0.1) –  0.1 0.2  0.1 0.3
Income taxes provision (benefit) (3.6) 1.8 18.9 7.0 17.2 8.4 39.8
Interest expense 19.0 16.6 15.8 12.4 9.0 1.6 5.1
Interest income (2.8) (2.3) (1.8) (1.5) (1.8) (0.4) (1.4)
Depreciation and amortization expense 36.2 33.9 31.3 28.0 30.2 7.5 30.2
EBITDA $5.6 $82.3 $146.8 $144.0 $164.8 $45.6 $183.1
($ in millions)
_____________________
(1)
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and non-controlling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
(1)  EBITDA for the LTM 9/30/14 includes a $17.7 million gain on the sale of the Brazil land and facility.

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31
Trailing 12
Months
2009 2010 2011 2012 2013 9/30/14
Reconciliation of Cash Flow before Financing
Net cash provided by operations $115.9 $47.5 $54.6 $128.7 $152.9 $105.3
Net cash provided by (used) for investing activities 5.8 (8.5) (15.9) (19.5) (26.1) (36.8)
Cash Flow before Financing $121.7 $39.0 $38.7 $109.2 $126.8 $68.5